UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

PZENA INVESTMENT MANAGEMENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Park Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2022, Pzena Investment Management, LLC (the "Operating Company"), entered into an amendment (the "Second Amendment") to its existing lease for its corporate headquarters at 320 Park Avenue, 8th Floor, New York, New York, by and between 320 Park Avenue LLC (as successor-in-interest to Mutual of America Life Insurance Company) and the Operating Company dated June 13, 2014 (the "Original Lease" and together with the First Amendment (defined below) and Second Amendment, the "Lease"), which provided for approximately 37,000 in rentable square feet (the "8th Floor"), as amended by an amendment dated November 8, 2018 (the "First Amendment") which provided for approximately 8,000 in rentable square feet (the "9th Floor"). The Second Amendment provides for (i) the extension of the Original Lease for the 8th Floor from its original termination date to October 31, 2036, (ii) an additional approximately 37,000 rentable square feet (the "7th Floor"), and (iii) and surrender of the 9th Floor.

For the 8th Floor, the Operating Company shall continue paying rent as provided for under the Original Lease until December 31, 2025. For the 9th Floor, the Operating Company shall continue paying rent as provided for under the First Amendment until the Operating Company surrenders the 9th Floor pursuant to the Second Amendment. The total additional lease payments provided for in the Second Amendment aggregate approximately $78 million over the term of the Second Amendment after accounting for any rent abatement periods provided for in the Second Amendment. The Operating Company plans to sublet a portion of each of the 7th Floor and the 8th Floor, however its obligations on the Lease are not subject to finding suitable sublessee(s).

The description of the transactions contemplated by the Lease set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which will be filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 or via an amendment to this Current Report on Form 8-K, subject to the omission of certain competitively sensitive terms, and the Original Lease and the First Amendment previously filed as exhibits with the periodic reports of Pzena Investment Management, Inc. and all such exhibits are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pzena Investment Management, Inc.

Date:	January 27, 2022	By:	/s/ Joan F. Berger
Joan F. Berger, Corporate Secretary